EXHIBIT 10(A)(ii)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the use of our report dated March 17, 1998 on the AmericasBank Corp. and our report dated July 23, 1998 on the Former Baltimore Branch of Rushmore Trust and Savings, FSB financial statements and to all references to our Firm included in or made a part of this Form SB-1 Registration Statement.

                                   /s/ Arthur Andersen LLP
                                   ___________________________
                                   ARTHUR ANDERSEN LLP

Baltimore, Maryland
October 7, 1998